UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2025

Summit Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1801 California Street, Suite 3500

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

 Registrant’s Telephone Number, Including Area Code: (303) 893-0012

 Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value, $0.01 per share)	SUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information set forth under Item 7.01 below is incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.

Preliminary Fourth Quarter and Year End Financial Results

The following presents selected preliminary estimates of the consolidated financial data of Summit Materials, Inc. (the “Company,” “we” or “our”) for the year ended December 31, 2024. Our consolidated financial statements as of, and for the year ended December 31, 2024 are not yet available and are subject to completion of our financial closing procedures. Our expectations with respect to our results for the year ended December 31, 2024 are based upon estimates of our management. The estimates set forth below were prepared based upon a number of assumptions, estimates and business decisions that are inherently subject to significant business and economic conditions and competitive uncertainties and contingencies, many of which are beyond our control. We have provided ranges, rather than specific amounts, for the preliminary financial information described below, as our final results remain subject to the completion of our closing procedures, final adjustments and developments that may arise between now and the time the financial results are finalized. Our independent auditors, KPMG LLP, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary information. Therefore, KPMG LLP does not express an opinion or any other form of assurance with respect thereto.

The following are our estimated preliminary results:

	Year Ended December 31, 2024
	Range
	Low (Estimated)	High (Estimated)
(in millions)

Net revenue	$3,900	$3,950
Adjusted EBITDA	999	1,004
Adjusted EBITDA Margin	25.0%	25.5%
Capital expenditures	380	385
Total debt	2,800	2,810
Cash on hand	800	820

Reconciliation of Income from Operations Before Taxes to Adjusted EBITDA

In considering the operating performance of the business, management analyzes, among other metrics, Adjusted EBITDA. Adjusted EBITDA is defined as income from operations before taxes adjusted for the following items: interest expense, depreciation, depletion, accretion and amortization, loss on debt financings, gain on sale of businesses, non-cash compensation, certain costs associated with the Company’s transactions with Quikrete Holdings, Inc. (“Purchaser”) and Argos North America Corp. (“Argos USA”), and certain other costs. We believe Adjusted EBITDA is useful to investors because this performance measure enables a more consistent evaluation of our operational performance period to period.

Adjusted EBITDA has limitations as an analytical tool. It is not defined by U.S. GAAP and should not be considered as an alternative to net income or net loss for the period determined in accordance with U.S. GAAP. Adjusted EBITDA is not necessarily comparable to similarly titled measures used by other companies. As a result, you should not consider this performance measure in isolation from, or as a substitute analysis for, our results of operations as determined in accordance with U.S. GAAP.

The following table reconciles income from operations before taxes to Adjusted EBITDA for the year ended December 31, 2024:

	Year Ended December 31, 2024
	Range
	Low (Estimated)	High (Estimated)
(in thousands)

Income from operations before taxes	$290,000	$295,000
Interest expense	205,000	209,000
Depreciation, depletion, accretion and amortization	405,000	409,000
Loss on debt financings	11,000	13,000
Gain on sale of businesses	(30,000)	(36,000)
Non-cash compensation	31,000	34,000
Costs associated with the transactions with Purchaser and Argos USA	110,000	114,000
Other	(23,000)	(34,000)
Adjusted EBITDA	999,000	1,004,000

The information in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

This Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the Merger. On November 24, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Purchaser and Soar Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Purchaser (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Purchaser. In connection with the Merger, on December 30, 2024, the Company filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement on Schedule 14A relating to a special meeting of its stockholders (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its stockholders in connection with the Merger. The Merger will be submitted to the Company’s stockholders for their consideration. Before making any voting decision, the Company’s stockholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Merger.

The Company’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC’s website (www.sec.gov).  Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at https://investors.summit-materials.com/corporate-profile/default.aspx.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger.  Information about the directors and executive officers of the Company and their ownership of common stock of the Company is set forth in the section entitled “Our Stockholders—Holdings of Major Stockholders” in the Company’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 8, 2024 (and which is available at  https://www.sec.gov/ix?doc=/Archives/edgar/data/0001621563/000114036124018480/ny20019511x1_def14a.htm).

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Merger when they become available.  Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the Merger, including statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2024, each as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following:  (i) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between the Company and Purchaser, including in circumstances requiring the Company to pay a termination fee; (ii) potential litigation relating to the Merger that could be instituted against the parties to the definitive transaction agreement or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the possibility that the Merger does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (iv) reputational risk and potential adverse reactions of customers, employees or other business partners and the businesses generally, including those resulting from the announcement of the Merger; (v) the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock; (vi) significant transaction costs associated with the Merger; and (vii) the diversion of management’s attention and time from ongoing business operations and opportunities on Merger-related matters. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.

DATED: January 28, 2025	By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	Executive Vice President, Chief Legal Officer & Secretary